                           SEVENTH AMENDMENT TO CREDIT
                             AND SECURITY AGREEMENT


     This Seventh Amendment to Credit and Security Agreement, made and entered into as of the 1st day of September, 1996, by and between NationsBank of Tennessee, N.A., a national banking association (the "Bank"), Advocat Inc., a Delaware corporation ("Borrower"), and the Subsidiaries, as defined in the Credit and Security Agreement by and between the Bank, the Borrower and the Subsidiaries, dated as of October 12, 1994, as amended from time to time (the "Loan Agreement"). Capitalized terms not otherwise described herein shall have the meanings ascribed to such terms in the Loan Agreement.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the terms of the Loan Agreement, the Bank committed to loan to the Borrower and the Subsidiaries amounts not to exceed $17,500,000, including the $7,500,000 Line, which matures on September 1, 1996, and the $10,000,000 Line which converts to a term facility on September 1, 1996; and,

     WHEREAS, by Sixth Amendment to Credit and Security Agreement dated as of June 28, 1996 (the "Sixth Amendment"), Bank agreed to permit Borrower to continue to request and receive funds under Credit Facility in excess of the amount available under the Credit Facility, calculated in accordance with the Borrowing Base, pending the closing of the refinancing of the TDLP First Mortgage Indebtedness; and,

     WHEREAS, Bank agreed to permit such overadvances under the Credit Facility through September 1, 1996, subject to the terms and conditions contained in the Sixth Amendment; and,

     WHEREAS, Borrower has represented to Bank that Borrower intends to close on or before November 1, 1996, (i) the refinancing of the TDLP First Mortgage Indebtedness with Bank, and (ii) a credit facility with First American National Bank and GMAC - Health Care which will pay off the Credit Facility (the "First American Financing"); and,

     WHEREAS, the Borrower has requested (i) that the maturity date of the $7,500,000 Line be extended from September 1, 1996, to November 1, 1996 (ii) that the date on which the right of Borrower to request funds under the $10,000,000 Line be extended from September 1, 1996, to November 1, 1996, and
(iii) that the Termination Date, as defined in Section 2 of the Third Amendment to Credit and Security Agreement dated of December 1, 1995 (the "Third Amendment") be extended through November 1, 1996; and,

     WHEREAS, based on the representations of Borrower regarding the refinancing of the TDLP First Mortgage Indebtedness, and the First American Financing, Bank has agreed to extend the Credit Facility through November 1, 1996; and,

     WHEREAS, the parties desire to execute this Seventh Amendment to extend the maturity date of the $7,500,000 Line and the Termination Date through November 1, 1996, and to set forth certain other agreements between the parties, as more particularly described herein,

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the Bank, the Borrower and the Subsidiaries hereby agree as follows:

     1. Extension of Maturity Date - $7,500,000 Line.   The maturity date of
the $7,500,000 Line is hereby extended from September 1, 1996, to November 1, 1996. Borrower agrees to execute a renewal note and such other documents as Bank may reasonably request to evidence such extension of the maturity date.

     2. Extension of Revolving Period - $10,000,000 Line.   The date through
which the Borrower may request funds under the $10,000,000 Line, as set forth in Section 2.1(b) of the Loan Agreement, is hereby extended from September 1, 1996, to November 1, 1996. In addition, the date on which the monthly amortization payments due under the $10,000,000 Line commence is hereby extended from October 1, 1996, to December 1, 1996.

     3. Extension of Termination Date. Section 2 of the Third Amendment (as amended) is hereby modified to delete the reference to September 1, 1996, and substitute in its place, November 1, 1996, it being the intent of the parties that the Termination Date shall be the earlier of (i) the date on which the refinancing of the TDLP First Mortgage Indebtedness is completed, or (ii) November 1, 1996. Overadvances, if any, shall continue to be available under the $10,000,000 Line, subject to the provisions of Section 2 of the Third Amendment.

     4. First American Financing.   Borrower represents to Bank that Borrower
has received a commitment from First American for the First American Financing and anticipates closing the facility on or before November 1, 1996.

     5. Joinder of Guarantors.   The Guarantors, by executing this Amendment,
hereby confirm that the terms and conditions of the Guaranty Agreements executed by each of the Guarantors dated as of October 12, 1994, continue in full force and effect, and the Obligations (as defined in the Guaranty Agreements) shall include any amounts advanced as an Overadvance, pursuant to the terms of the Loan Agreement. This Amendment shall be deemed to be an amendment to the Guaranty Agreements, to the extent required, to confirm that the Guarantors' obligations under the Guaranty Agreements include, without limitation, any Overadvance funded pursuant to the terms of the Loan Agreement.

     6. No Default.   The Borrower and the Subsidiaries hereby confirm that no
Event of Default currently exists, and, to the best of the Borrower's and the Subsidiaries' knowledge, no condition presently exists or is anticipated which, with the passage of time, the giving of notice, or both, would constitute an Event of Default.

     7. Ratification.   The Borrower and the Subsidiaries hereby restate and
ratify the terms and conditions of the Loan Agreement as of the date hereof, and each acknowledge that the terms and conditions of the Loan Agreement, as amended hereby, remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment as of the day and date first above written.


NATIONSBANK OF TENNESSEE,                ADVOCAT INC., A DELAWARE CORPORATION
 N.A.

By:   /s/Roy Haisley                     By:     /s/Mary Margaret Hamlett
-------------------------                ------------------------------------
   Roy Haisley
   Vice President                        Title:   Executive Vice President
                                         ------------------------------------

        "BANK"                                      "BORROWER"


                                         DIVERSICARE LEASING CORP., A
                                          TENNESSEE CORPORATION

                                         By:     /s/Mary Margaret Hamlett
                                         ------------------------------------

                                         Title:   Executive Vice President
                                         ------------------------------------


                                         DIVERSICARE MANAGEMENT SERVICES
                                         CO., A TENNESSEE CORPORATION

                                         By:     /s/Mary Margaret Hamlett
                                         ------------------------------------

                                         Title:   Executive Vice President
                                         ------------------------------------


                                         ADVOCAT ANCILLARY SERVICES, A
                                         TENNESSEE CORPORATION

                                         By:     /s/Mary Margaret Hamlett
                                         ------------------------------------

                                         Title:   Executive Vice President
                                         ------------------------------------

                                         DIVERSICARE CANADA
                                         MANAGEMENT SERVICES CO.,
                                         A CANADA CORPORATION

                                         By:     /s/Mary Margaret Hamlett
                                         ------------------------------------

                                         Title:   Executive Vice President
                                         ------------------------------------


                                         DIVERSICARE GENERAL PARTNER, INC.,
                                         A TEXAS CORPORATION

                                         By:     /s/Mary Margaret Hamlett
                                         ------------------------------------

                                         Title:   Executive Vice President
                                         ------------------------------------


                                         FIRST AMERICAN HEALTH CARE, INC.,
                                         AN ALABAMA CORPORATION

                                         By:     /s/Mary Margaret Hamlett
                                         ------------------------------------

                                         Title:   Executive Vice President
                                         ------------------------------------



                                         DAUPHIN HEALTH CARE FACILITY,
                                         INC., AN ALABAMA CORPORATION

                                         By:     /s/Mary Margaret Hamlett
                                         ------------------------------------

                                         Title:   Executive Vice President
                                         ------------------------------------